                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant
         [ ]  Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
              14a-12

                          FIRST OTTAWA BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
            ___________________________________________________________
         2) Aggregate number of securities to which transaction applies:
            ___________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________________________________________________
         4) Proposed maximum aggregate value of transaction:
            ___________________________________________________________
         5) Total fee paid:
            ___________________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
            ___________________________________________________________
         2) Form, Schedule or Registration Statement No.:
            ___________________________________________________________
         3) Filing Party:
            ___________________________________________________________
         4) Date Filed:
            ___________________________________________________________

                 [The First National Bank of Ottawa Letterhead]

                                                                  April 12, 2000

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Ottawa Bancshares, Inc. (the "Company") to be held at the offices of the Company, 701-705 LaSalle Street, Ottawa, Illinois, on Wednesday, May 17, 2000 at 3:00 p.m., Ottawa time (the "Annual Meeting").

The Annual Meeting will be held for the purposes of electing directors and transacting such other business as may properly come before the meeting.

Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

The 1999 Annual Report to Stockholders of the Company, including financial statements, is furnished herewith.

                                       Sincerely,



                                       /s/ Joachim J. Brown
                                       JOACHIM J. BROWN
                                       CHIEF EXECUTIVE OFFICER AND PRESIDENT

FIRST OTTAWA BANCSHARES, INC.
701-705 LASALLE STREET
P.O. BOX 657
OTTAWA, ILLINOIS 61350


NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2000

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Ottawa Bancshares, Inc. will be held at the offices of the Company, 701-705 LaSalle Street, Ottawa, Illinois, on Wednesday, May 17, 2000 at 3:00 p.m., Ottawa time (the "Annual Meeting"), for the following purposes:

     1.   to elect directors; and

     2. to transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 31, 2000 will be entitled to notice of and to vote at the Annual Meeting.


                                       By order of the Board of Directors,


                                       /s/  Cheryl D. Gage
                                       CHERYL D. GAGE
                                       SECRETARY


Ottawa, Illinois
April 12, 2000


PLEASE DATE, SIGN AND RETURN THE PROXY FOR THE COMPANY'S ANNUAL MEETING PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

FIRST OTTAWA BANCSHARES, INC.
701-705 LASALLE STREET
P.O. BOX 657
OTTAWA, ILLINOIS 61350

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 17, 2000

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Ottawa Bancshares, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 17, 2000 (the "Annual Meeting") and at any adjournment or postponement thereof. Only stockholders of record at the close of business on March 31, 2000 will be entitled to notice of and to vote at the Annual Meeting. The Company had outstanding 662,281 shares of common stock ("Common Stock") as of the close of business on March 31, 2000. There are no other voting securities. Each stockholder is entitled to one vote per share for all matters to come before the Annual Meeting other than the election of directors.

     At the Annual Meeting, directors are to be elected with each stockholder being entitled to cumulate his or her votes. Under cumulative voting, each stockholder entitled to vote is entitled to vote as many votes as equal the number of shares of Common Stock owned and multiplied by the number of directors to be elected. Each stockholder may cast all of such votes for a single candidate or distribute them among the number of director positions to be filled or among any two or more candidates as such stockholder may see fit. Except as otherwise instructed by a stockholder, each properly executed and returned Proxy that grants authority to vote for one or more nominees proposed by the Company and named below will authorize the proxies to cumulate all votes which the stockholder is entitled to cast and to allocate such votes among such nominees as such proxies determine, in their sole and absolute discretion. If individuals other than the nominees proposed by the Company and named below are nominated for director of the Company, the proxies intend to distribute the number of votes as to which they have discretionary authority with respect to cumulative voting in such manner as will assure the election of all nominees proposed by the Company and named below or, if they shall have insufficient votes for such purpose, the election of as many of such nominees as is possible.

     If a quorum is present at the Annual Meeting, the eleven (11) nominees for director receiving the greatest number of votes will be elected. Except as otherwise instructed by a stockholder, each properly executed and returned Proxy will be voted FOR the election of the nominees proposed by the Company and named below and as recommended by the Board of Directors with respect to any other proposal. The enclosed Proxy is solicited by the Board of Directors. If the Proxy in such form is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon at the Annual Meeting. Such Proxy, if given, may be revoked by the stockholder executing it any time prior to its being voted by giving written notice of such revocation to the Secretary of the Company, by executing and duly delivering a subsequent proxy, or by attending the Annual Meeting and voting in person.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote from which such stockholder abstained. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, although counted for purposes of determining the presence of a quorum, such shares will not be considered as present and entitled to vote with respect to that matter.

     In case the nominees named herein for election as directors are not available when the election occurs, proxies in the accompanying form may be voted for a substitute. The Company expects the nominees to be available and knows of no matters to be brought before the meeting other than those referred to in the accompanying Notice of Annual Meeting. If, however, any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.

     In addition to the use of the mails, proxies may be solicited by directors, officers, or regular employees of the Company in person, by telegraph, by telephone or by other means. The cost of the proxy solicitation will be paid by the Company.

     This Proxy Statement and the form of proxy for use at the Annual Meeting are first being mailed to stockholders of the Company on or about April 12, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Except as shown in the table below, to the knowledge of the Company, no stockholder owns more than 5% of the Company's Common Stock. The following table shows the number of shares of Common Stock of the Company beneficially owned as of March 31, 2000 by all directors, all nominees, each named executive officer and all directors, nominees and executive officers as a group:


           NAME AND ADDRESS                       AMOUNT AND NATURE
        OF BENEFICIAL OWNER(1)               OF BENEFICIAL OWNERSHIP(2)               PERCENT OF CLASS(3)
------------------------------------     --------------------------------     --------------------------------
DIRECTORS, NOMINEES AND EXECUTIVE
    OFFICERS
         Bradley J. Armstrong                       1,040      (4)                           *
         Joachim J. Brown                           4,000                                    *
         John L. Cantlin                            1,062                                    *
         Eugene P. Daugherity                       1,100      (5)                           *
         Patty P. Godfrey                          19,400      (6)                        2.9%
         Thomas F. Godfrey                         19,400      (7)                        2.9%
         Thomas E. Haeberle                        27,526      (8)                        4.2%
         Donald J. Harris                           1,175      (9)                           *
         Howard E. Jameson                          1,540     (10)                           *
         Erika S. Kuiper                           51,711                                 7.9%
         Thomas P. Rooney                           1,600                                    *
         William J. Walsh                          15,500                                 2.3%

DIRECTORS, NOMINEES AND EXECUTIVE                130,563                                 19.7%
OFFICERS AS A GROUP
(20 persons)

-----------------------------------------------------
*    Less than one percent.
(1) The mailing address for each of the directors, nominees and executive officers set forth in the table above is 701-705 LaSalle Street, Ottawa, Illinois 61350.
(2) Except as otherwise indicated in the notes to this table, each person named in the table has sole voting and investment power over the number of shares of Common Stock listed opposite his or her name.
(3) Based upon 662,281 shares of Common Stock of the Company issued and outstanding at March 31, 2000.
(4) Includes 40 shares held in a custodial capacity for the benefit of a minor child.
(5) 1,000 shares held jointly with his spouse and 100 shares held in trust for the benefit of his son.
(6) Includes 12,800 shares held by her spouse, 100 shares held jointly with her spouse and 600 shares held jointly with her children.
(7) Includes 5,900 shares held by his spouse, 100 shares held jointly with his spouse and 600 shares held jointly by his spouse and his children.
(8) Includes 26,295 shares held in trusts for which Mr. Haeberle has sole voting power.
(9)  Shares are held jointly with his spouse.
(10) Shares are held jointly with his spouse.


                              ELECTION OF DIRECTORS

     The by-laws of the Company provide for a Board of Directors consisting of eleven (11) directors. The Company's by-laws further provide that all directors hold office for one-year terms. Therefore, the term of office of all of the Company's directors will expire at the Annual Meeting. The Board has selected Bradley J. Armstrong, Joachim J. Brown, John L. Cantlin, Eugene P. Daugherity, Thomas E. Haeberle, Howard E. Jameson, Erika S. Kuiper, Thomas P. Rooney and William J. Walsh for nomination for re-election, and Patty P. Godfrey and Donald
J. Harris for nomination for election, as directors to serve until the 2001 annual meeting of stockholders and until their respective successor is elected and qualified.


              INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS

     The following information is furnished with respect to each person who has been nominated for election as a director and each person who is an executive officer of the Company or of its wholly-owned subsidiary, The First National Bank of Ottawa:

NOMINEES

         NAME                               AGE
         ----                               ---
         Bradley J. Armstrong                38
         Joachim J. Brown                    51
         John L. Cantlin                     51
         Eugene P. Daugherity                54
         Patty P. Godfrey                    62
         Thomas E. Haeberle                  48
         Donald J. Harris                    46
         Howard E. Jameson                   77
         Erika S. Kuiper                     53
         Thomas P. Rooney                    47
         William J. Walsh                    61

EXECUTIVE OFFICERS


         NAME                               AGE   POSITION
         ----                               ---   --------
         Charles W. Albert                   59   Auditor, Vice President and Compliance Officer
         Joachim J. Brown                    51   President/Chief Executive Officer
         Carol A. Collins                    55   Vice President/Real Estate Loans
         Mark D. Dunavan                     44   Vice President and Trust Officer
         Cheryl D. Gage                      43   Secretary
         Donald J. Harris                    46   Executive Vice President, Cashier and Trust Officer
         Kenneth E. Martin                   52   Vice President/Commercial Loan Officer
         Marshall A. Martyn                  45   Senior Vice President/Loans
         James J. Sabino                     50   Executive Vice President/Senior Loan Officer
         Thomas J. Walsh                     39   Vice President and Farm Department Manager
         William J. Walsh                    61   Chairman of the Board


NOMINEES

BRADLEY J. ARMSTRONG has been President of Armstrong & Associates, Inc., a registered investment advisory firm, since 1989. He has been a director of the Company since May, 1999.

JOACHIM J. BROWN has been President/Chief Executive Officer of the Company and the Bank since November 1, 1999. Prior to joining the Company, he was President and Chief Executive Officer of First National Bank of LaGrange and President and Chief Operating Officer of FNBC of LaGrange, Inc. from 1985 to 1999. He has been a director of the Company since November, 1999.

JOHN L. CANTLIN has been the owner of John L. Cantlin & Associates, a law firm with offices in Ottawa and Earlville, since 1977. He has been a director of the Company since February, 1999.

EUGENE P. DAUGHERITY is a partner in the law firm of Myers, Daugherity, Berry, O'Conor & Kuzma, Ltd. He has been a director of the Company since May, 1999.

PATTY P. GODFREY has been a real estate broker with Coldwell Banker/Haeberle and Associates, Inc. since 1979. Patty P. Godfrey is the spouse of current director, Thomas F. Godfrey.

THOMAS E. HAEBERLE has been the President of Coldwell Banker/Haeberle and Associates, Inc. since 1979. He has been a director of the Company since 1997.

DONALD J. HARRIS has been Executive Vice President, Cashier and Trust Officer of the Bank since July 1, 1994. From August 11, 1999 to October 31, 1999 he served as Interim Chief Executive Officer of the Company. From 1988 to July 1, 1994 he was Vice President and Trust Officer of the Bank. He has been employed by the Company since 1979.

HOWARD E. JAMESON is a retired president of the Company. He has been a director of the Company since 1979.

ERIKA S. KUIPER is the owner of Strawn Farms, Ottawa, Illinois. From 1985 to June 1991 she was the owner of Erika S. Kuiper, CFP, EA, an accounting/taxation firm. She has been a director of the Company since 1991.

THOMAS P. ROONEY is an Oral and Maxillofacial Surgeon with offices in Ottawa, Peru and Morris who is on the staff of five area hospitals from Morris to Princeton. He has been a director of the Company since May, 1999.

WILLIAM J. WALSH has been Chairman of the Board since July, 1999 and is the President of the Bill Walsh Automotive Group, the parent company for various automobile dealerships and leasing companies. He has been a director of the Company since 1977.

EXECUTIVE OFFICERS

CHARLES W. ALBERT is the Auditor, Vice President and Compliance Officer of the Bank. He has been employed by the Bank since 1985.

CAROL A. COLLINS is a Vice President/Real Estate Loans of the Bank. She has been employed by the Bank since 1965.

MARK D. DUNAVAN is a Vice President and Trust Officer of the Bank. He has been employed by the Bank since 1978.

CHERYL D. GAGE is the Secretary of the Company and the Bank. She has been employed by the Bank since 1975.

KENNETH E. MARTIN is a Vice President/Commercial Loan Officer of the Bank. He has been employed by the Bank since February, 2000. Prior to joining the Bank, he was Senior Commercial Loan Officer of Cardunal Savings Bank from February, 1997 to January, 2000 and Commercial Loan Officer of American National Bank from January, 1996 to February, 1997.

MARSHALL A. MARTYN is the Senior Vice President/Loans of the Bank. He has been employed by the Bank since 1987.

JAMES J. SABINO is the Executive Vice President/Senior Loan Officer of the Bank. He has been employed by the Bank since January, 2000. Prior to joining the Bank, he was Regional Vice President and Sales Manager for First Midwest Bank since 1990.

THOMAS J. WALSH is a Vice President and Farm Department Manager of the Bank. He has been employed by the Bank since 1983.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Each of the Company's directors is elected at the Annual Meeting and serves until the next Annual Meeting and until his or her successor has been duly elected and qualified. The Board of Directors of the Company also serves as the Board of Directors of the Bank. Health insurance was provided to non-employee directors for the first three months of 1999 under the same terms and conditions as the employees of the Company. In addition, each director received $1,000 per regular meeting attended for his or her services as a director of the Company during 1999. The Company does not compensate directors for their attendance at special meetings. The Board of Directors of the Company held 13 regular meetings and 4 special meetings during 1999. The Board has a standing audit committee. The Board does not have a nominating or compensation committee. Each of the directors participated in at least 75% of the meetings of the Board and of the committees of which he or she is a member.

AUDIT COMMITTEE

     The Audit Committee, which consists of Howard E. Jameson, Thomas P. Rooney and Erika S. Kuiper (Chairman), makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accounts, considers the range of audit and non-audit fees, and reviews any recommendations made by the Company's auditors regarding the Company's accounting methods and the adequacy of its system of internal control. The Audit Committee met 6 times during 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate remuneration for the years ended December 31, 1999, 1998 and 1997 for services in all capacities for the Company and the Bank by the individuals who served as chief executive officer in the last fiscal year. Except for the individuals listed, no executive officer of the Company or the Bank received compensation above $100,000 during the last three fiscal years.



                                                                               ANNUAL COMPENSATION
                                                         -----------------------------------------------------------
                                                                                                    OTHER ANNUAL
NAME AND PRINCIPAL POSITION                 YEAR               SALARY              BONUS            COMPENSATION
Joachim J. Brown, Chief Executive           1999              $27,833.36             -                 $1,200(2)
Officer and President(1)

Michael G. Vaughn, Former Chief             1999             $111,843.76          $15,170.00             -
Executive Officer and President(3)          1998              $99,998.08          $26,775.00             -
                                            1997              $94,893.11          $26,775.00             -

Donald J. Harris, Executive Vice            1999              $91,686.26          $14,485.00             -
President and Cashier(4)                    1998              $81,384.13          $18,375.00             -
                                            1997              $78,012.00          $18,375.00             -

-----------------------------------------------------
(1) The Board of Directors appointed Joachim J. Brown as Chief Executive Officer and President of the Company on November 1, 1999.
(2)  Automobile allowance.
(3) Michael G. Vaughn resigned as Chief Executive Officer and President effective August 11, 1999.
(4) Donald J. Harris served as Interim Chief Executive Officer from August 11, 1999 to October 31, 1999.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Effective August 11, 1999, Michael G. Vaughn resigned as Chief Executive Officer and President of the Bank. Pursuant to a Separation Agreement dated September 14, 1999, between Michael G. Vaughn and the Bank, the Bank agreed to pay Michael G. Vaughn $104,814 in periodic installments for one year following the date of such agreement.

     Joachim J. Brown has a three-year employment agreement. Under the terms of the agreement, Mr. Brown serves as Chief Executive Officer and President of the Company and the Bank. The agreement specifies a minimum annual salary of $180,000 and provides for increases based on base salary levels at competitive financial institutions. The agreement also provides that Mr. Brown is entitled to participate in a stock appreciation rights plan to be established by the Company and in any employee stock option plan established by the Company. Mr. Brown is not entitled to receive director's fees or other compensation for serving on the Company's or the Bank's Boards of Directors or committees.

     The Company may terminate the agreement at any time for "cause" without incurring any additional obligations. The agreement provides severance benefits in the event Mr. Brown is (i) terminated without cause or (ii) resigns or is terminated following a change of control. The severance benefits are equal to the salary and benefits Mr. Brown would have received through the end of the term of the agreement.

     Donald J. Harris is a party to a severance agreement with the Company. Pursuant to this agreement, if a change in control (as defined in the agreements) occurs and if, within two (2) years of that change of control, Mr. Harris resigns for good reason (as defined in the agreement), then Mr. Harris is entitled to his base annual salary and health and life insurance benefits from the Company for the period from the date of his resignation until the end of the two (2) year period following the change of control.

EMPLOYEE BONUS PLAN

     In January, 2000, the Bank established an annual cash bonus plan (the "Bonus Plan") for all employees of the Bank other than the President and the Executive Vice Presidents. Pursuant to the Bonus Plan, an account tracks a hypothetical quantity of 75,000 shares of the common stock of the Bank. A bonus pool is determined based on the change in book value, subject to certain adjustments, of the hypothetical quantity of stock during each calendar year. The Bank will pay 50% of the bonus pool to employees pro rata based on salary. The Bank will pay the other 50% of the bonus pools to employees at the discretion of the supervisors. The Bank plans to adopt a similar plan for the President and the Executive Vice Presidents in the near future.

PENSION PLAN TABLE


                                                Pension Plan Table(1)
---------------------------------------------------------------------------------------------------------------------
    Remuneration        Considered                                   Years of service
  (Average Salary)       Salary(2)     ------------------------------------------------------------------------------
                                             15              20             25              30              35
--------------------- ---------------- --------------- --------------- -------------- --------------- ---------------

      $125,000          $125,500         $32,228         $42,970        $45,900         $64,455         $64,455
       150,000           150,000          38,790          51,720         55,275          77,580          77,580
       175,000           160,000          41,415          55,220         59,025          82,830          82,830
       200,000           160,000          41,415          55,220         59,025          82,830          82,830
       225,000           160,000          41,415          55,220         59,025          82,830          82,830
       250,000           160,000          41,415          55,220         59,025          82,830          82,830
       300,000           160,000          41,415          55,220         59,025          82,830          82,830
       400,000           160,000          41,415          55,220         59,025          82,830          82,830
       450,000           160,000          41,415          55,220         59,025          82,830          82,830
       500,000           160,000          41,415          55,220         59,025          82,830          82,830

-----------------------------------------------------
(1) The above table shows the estimated annual straight-life with ten-year certain annuity benefit payable under the qualified retirement program to employees with the specified remuneration (average salary during the five consecutive years that compensation was the highest within the last ten years) and specified years of service upon retirement at age
         65. The 1999 compensation used to calculate the Average Salary and the number of years of credited service for each executive officer are as follows: Donald J. Harris, $93,000, 20 years; Michael G. Vaughn, $107,000, 22 years.
(2) Internal Revenue Code Section 401(a)(17) limits the annual compensation which can be recognized in a qualified pension plan. The limit for 1999 is $160,000.


BOARD OF DIRECTORS' REPORT ON COMPENSATION

         Compensation decisions during the fiscal year ended December 31, 1999 were made by the Board of Directors, which included Joachim J. Brown, Chief Executive Officer and President of the Company and the Bank, and, until his resignation effective August 11, 1999, Michael G. Vaughn, former Chief

Executive Officer and President of the Bank. Neither Mr. Brown nor Mr. Vaughn participated in board deliberations or voting concerning their compensation, which has been established by their respective employment agreements.

     The decisions made by the Board of Directors as to executive compensation are subjective in nature, and not subject to specific criteria. Set forth below are certain considerations taken into account in determining compensation for the chief executive officer and the other executive officers.

     Base Salaries - In determining the base salaries for the chief executive officer and other executive officers, the board reviews salaries to ensure that the Bank's base salary levels are competitive with financial institutions similar in size, geographic market and business profile in order for the Bank to attract and retain persons of high quality. In approving 1999 base salaries, the board reviewed an Illinois Bankers' Association Annual Compensation Survey. Pursuant to his employment agreement, Michael G. Vaughn was paid a base salary of $104,814 in 1999 pro rated over that portion of the year in which he was employed by the Bank. Pursuant to his employment agreement, Joachim J. Brown was paid a base salary of $180,000 in 1999 pro rated over that portion of the year in which he was employed by the Bank.

     Bonus Awards - Bonus compensation for the executive officers generally consist of cash bonuses. There is no established incentive compensation or bonus plan. Historically, the board has granted cash bonuses to executive officers based on profitability and/or other factors regarding individual accomplishments and performance towards meeting overall Company and Bank goals and objectives. In 1999, Michael G. Vaughn was granted a cash bonus of $15,170.

     This report is submitted on behalf of the Board of Directors: Bradley J. Armstrong, Joachim J. Brown, John L. Cantlin, Eugene P. Daugherity, Thomas F. Godfrey, Thomas E. Haeberle, Howard E. Jameson, Erika S. Kuiper, Thomas P. Rooney and William J. Walsh.

     This report shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this proxy statement or any part thereof in the Company's Annual Report on Form 10-K.

PERFORMANCE GRAPH

     A graph comparing the yearly cumulative total return for the Common Stock of the Company to the yearly cumulative total returns for the S&P 500 Composite Index and a peer index is not included herein because the Common Stock of the Company is not traded on any national or regional securities exchange and there is no established public trading market for it.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Several of the Company's directors, officers and employees and their affiliates, including corporations or firms of which they are officers or in which they or members of their families have an ownership interest, are customers of the Company and have had transactions in the ordinary course of business of the Company, including borrowings of material amounts. Such loans, in the opinion of management of the Company, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the loan was originated for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present any other unfavorable features. As of March 31, 2000, the Company had an aggregate of approximately $1,807,235 of outstanding loans to its directors and executive officers and their affiliates.

     Eugene P. Daugherity, a director of the Company, is a partner in the law firm of Myers, Daugherity, Berry, O'Conor & Kuzma, Ltd., Ottawa, Illinois, which is one of several law firms which the Company routinely retains for various legal matters involving the Company, such as foreclosures and collections.

     John L. Cantlin, a director of the Company, is the owner of the law firm of John L. Cantlin & Associates, Ottawa, Illinois, which is one of several law firms which the Company routinely retains for various legal matters involving the Company, such as foreclosures and collections.

     On January 21, 2000, the Company repurchased 2,014 shares of Common Stock of the Company from Thomas E. Haeberle and 9,705 shares of Common Stock of the Company from trusts in which Mr. Haeberle has beneficial interests at $57.00 per share pursuant to the Company's tender offer dated December 6, 1999 as more fully described in Note 12 to the Consolidated Financial Statements of the Company included in the 1999 Annual Report to Stockholders.


              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than ten percent of the Common Stock of the Company, to file an initial report of their ownership of the Company's securities on Form 3 and to file reports of changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by federal securities regulations to furnish the Company with copies of all Section 16(a) forms they file. All Section 16(a) forms required to be filed were timely filed, except Charles W. Albert filed one late Form 5.


                                    AUDITORS

     Representatives of Crowe, Chizek and Company LLP, the Company's independent auditors, are not expected to be present at the Annual Meeting.


                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder intends to present at the annual meeting of stockholders in 2001 must be received by the Bank by December 13, 2000 in order to be eligible for inclusion in the proxy statement and proxy form relating to such meeting.


IMPORTANT

     All stockholders are cordially invited to attend the Annual Meeting in person.

     If you cannot be present at the Annual Meeting, please sign and date the enclosed Proxy and mail it PROMPTLY in the enclosed self-addressed envelope. No postage need be affixed if mailed in the United States.

                                     (front)


                       PLEASE SIGN AND RETURN IMMEDIATELY


                          FIRST OTTAWA BANCSHARES, INC.


                          PROXY FOR 2000 ANNUAL MEETING

KNOW ALL MEN BY THESE PRESENT, that I, the undersigned stockholder of First Ottawa Bancshares, Inc., Ottawa, Illinois, do hereby constitute and appoint William J. Walsh and Eugene P. Daugherity, or either of them, my true and lawful attorney with full power of substitution for me and in my name, place and stead to vote all the capital stock of said Company standing in my name on its books on March 31, 2000 at the annual meeting of its stockholders to be held at the office of the Company, 701-705 LaSalle Street, Ottawa, Illinois, on May 17, 2000 at 3:00 p.m., or at any adjournment thereof, with all the power the undersigned would possess if personally present, as follows:

Votes MUST be indicated (X) in Black or Blue Ink.

                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1.   Election of 11 Directors:

          Nominees: Bradley J. Armstrong, Joachim J. Brown, John L. Cantlin,
                    Eugene P. Daugherity, Patty P. Godfrey, Thomas E. Haeberle, Donald J. Harris, Howard E. Jameson, Erika S. Kuiper, Thomas P. Rooney and William J. Walsh

                                                     FOR ALL
                                  FOR    WITHHOLD    EXCEPT
                                  [ ]       [ ]       [ ]

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write that nominee's name in the space provided below.)

Exceptions:
            -------------------------------------------------------------------

2. Any other business which may properly be brought before the meeting or any adjournment thereof.


               (Continued - To be Dated and Signed on Other Side)

                                     (back)


     This Proxy when properly executed, will be voted as instructed herein by the undersigned stockholder. If no instructions are given, this Proxy will be voted FOR Item 1. If any other business is properly brought at said meeting, this Proxy shall be voted in accordance with the judgment of the person holding such proxy.

     This Proxy is solicited on behalf of the Board of Directors of First Ottawa Bancshares, Inc. This Proxy may be revoked prior to its exercise.

                           The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or at any adjournment thereof.

                           Date:_______________________, 2000



                           ----------------------------------------------------
                                                Signature


                           ----------------------------------------------------
                                          Signature, if held jointly

                            (Please sign exactly as name appears hereon. Joint
                             owners should each sign personally. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. Corporation proxies should be signed by an authorized officer.)


               MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.


Note: If authority is granted to vote for one or more nominees for Director, unless otherwise specified below, this proxy will authorize the proxies to cumulate all votes represented hereby and to allocate such votes among such nominees as the proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected. To specify a different manner of cumulative voting, write "Cumulate For", the name(s) of the nominee(s) and the number of votes in the space that follows. See the accompanying proxy statement for further information.